November / December 2021Investor Presentation Exhibit 99.1

Important Information 2 Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. These statements include those related to the outlook for the quarter ending January 29, 2022 found within this presentation. These statements are subject to change. Forward-looking statements are based on management’s current expectations, estimates and projections. These statements are subject to risks and uncertainties that may cause actual results for completed periods and periods in the future to differ materially from the results projected or implied in any forward-looking statements contained in this presentation. The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include the duration and severity of a pandemic caused by COVID-19, our ability to comply with various COVID-19 legal and contractual requirements and the impacts that those requirements may have on our workforce and our ability to perform our work, vaccination rates in the areas where we operate, any worsening of the pandemic caused by increasing infection rates triggered by new variants, future economic conditions and trends including the potential impacts of an inflationary economic environment, customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the related impact to the Company’s backlog from project cancellations, weather conditions, the anticipated outcome of other contingent events, including litigation, liquidity and other financial needs, the availability of financing, the Company’s ability to generate sufficient cash to service its indebtedness, restrictions imposed by the Company’s credit agreement, and the other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update forward-looking statements. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non- GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided in the Company’s Form 8-K filed with the SEC on November 30, 2021 and on the Company’s Investor Center website at https://ir.dycomind.com. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results.

3Dycom Overview  Leading supplier of specialty contracting services to telecommunication providers throughout the US  Intensely focused on the telecommunications market providing our customers with critical network infrastructure that is fundamental to economic progress  Durable customer relationships with well established, leading telecommunication providers that span decades  Anchored by Master Service Agreements (MSAs) and other long-term contracts  Solid financial profile that positions us well to benefit from future growth opportunities

Fiscal 2021 Annual Operating Performance Contract Revenues of $3.199 billion Non-GAAP Adjusted EBITDA of $311.0 million, or 9.7% of contract revenues Backlog and Headcount as of October 30, 2021 (Q3 2022) Total Backlog of $5.896 billion Employee headcount of 14,900+ Liquidity as of October 30, 2021 (Q3 2022) Solid liquidity of $314.7 million Strong operating cash flow of $104.3 million in Q3 2022 reflecting a sequential DSO decline of 12 days Sound credit metrics and no near term debt maturities 4Financial Overview

5

Strong Secular Trend

Data usage and download/upload speeds continue to increase as consumer behavior moves to streaming, video conferencing, and connected devices

Average Upload Consumption Per Subscriber


GB
35
30
25
20
15
10
5
-
30
28
28
23
24
25
31
15
15
16
19
Q1
Q2
Q3
Q4
2019
2020
2021

Accelerating Bandwidth Usage and Speed Tier Growth


Weighted Average Data Consumed per Month
Gigabytes
440
430
420
410
400
390
380
370
360
350
383.8
434.9
3Q-20
3Q-21
Provisioned Speed Tiers of Broadband Subscribers
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
82%
18%
<100 Mbps
100+ Mbps

Source: OpenVault Broadband Industry Reports

> *"Demand for high-speed broadband is increasing at an accelerating pace. Between 2020 and 2025, usage is expected to triple, and fiber is the best product to meet this rising demand.*
>
> *Looking forward, fiber will continue to outpace alternatives, featuring symmetrical download and upload speeds and a clear, low-cost path to 10 gigabit service and beyond."*
>
> ***- John Stratton, Executive Chairman***
> ***Frontier Communications – November 2021***

The monthly weighted average data consumed by subscribers in 3Q-21 was 434.9 GB, up 13% from 3Q-20

82% of these subscribers are provisioned at speeds of 100+ Mbps

The gigabit subscriber tier exceeded 11% of all subscribers for the first time in 3Q-21, more than doubling from 5% in 3Q-20

6Industry Update Major industry participants constructing or upgrading significant wireline networks across broad sections of the country generally designed to provision 1 gigabit network speeds directly to consumers or wirelessly using 5G technologies Industry participants have stated their belief that a single high-capacity fiber network can most cost effectively deliver services to both consumers and businesses, enabling multiple revenue streams from a single investment; this view is increasing the appetite for fiber deployments Increasing access to high capacity telecommunications continues to be crucial to society, especially in rural America The recently enacted Infrastructure Investment and Jobs Act includes over $40 billion for the construction of rural communications networks in unserved and underserved areas across the country, an unprecedented level of support An increasing number of states are commencing initiatives that will provide funding for telecommunications networks even prior to the initiation of funding under the Infrastructure act. Industry effort to deploy high capacity fiber networks continues to meaningfully broaden our industry’s set of opportunities Fiber network deployment opportunities are increasing Our scale and financial strength position us well to deliver valuable services to our customers despite macro-economic conditions We are providing services for 1 gigabit deployments and converged wireless/wireline multi-use network deployments across the country in numerous geographic areas to multiple customers Fiber network deployment opportunities are increasing in rural America as new industry participants respond to emerging societal incentives We continue to provide integrated planning, engineering and design, procurement, construction and maintenance services to several industry participants Macro-economic effects and potential supply constraints may influence the near-term execution of some customer plans Broad increases in demand for fiber optic cable and related equipment may impact delivery lead times in the short to intermediate term The market for labor continues to tighten in regions around the country; furthermore, the automotive supply chain is currently challenged, particularly for the large truck chassis required for specialty equipment

7Intensely Focused on Telecommunications Market Fiscal 2021 Revenue by Customer Type PROGRAM MANAGEMENT PLANNING ENGINEERING & DESIGN PROCUREMENT & CONSTRUCTION FULFILLMENT MAINTENANCE Telecommunications 89.1% Underground Locating 7.2% Electric/Gas Utilities & Other 3.7% Dycom’s extensive market presence and complete lifecycle services offering have allowed the Company to be at the forefront of evolving industry opportunities Telephone companies are deploying FTTH to enable 1 gigabit high speed connections and, increasingly, rural electric utilities are doing the same Dramatically increased speeds to consumers are being provisioned and consumer data usage is growing, particularly upstream Wireless construction activity in support of newly available spectrum bands is beginning and expected to increase next year Federal and state support for rural deployments of communications networks is dramatically increasing in scale and duration Cable operators are deploying fiber to small and medium businesses and enterprises, partly in anticipation of the customer sales process; deployments to expand capacity as well as new build opportunities are underway Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance and operations business Our Complete Lifecycle Service Offerings

8Strong Tailwinds For Fiber Deployments Source: Wells Fargo Equity Research Estimates Collective strategic clarity around US telco fiber build plans Increasing consumer demand for bandwidth continues to drive fiber deployments Fiber passings with telcos are poised to materially accelerate, with an estimated +40 million premises to be connected to fiber through 2025; nearly doubling current passings By 2025, its estimated that almost 60% of US homes and businesses will have a direct fiber connection, vs. approximately 32% at the end of 2020 We’re on this march to get ourselves into a position where we can deploy fiber at scale and move from where we are right now, which is an objective of about 3 million passings a year, and we'll ultimately probably ramp that into 5. - John T. Stankey, CEO AT&T – October 2021 “ ” As we accelerate our investment in Quantum Fiber, in 2022, we expect to ramp that enablement pace to over 1 million new locations, on our way to hitting a run rate of 1.5 million to 2 million enablements per year as we exit 2022. - Jeffrey K. Storey, CEO Lumen – November 2021 “ ”

95G Deployment In terms of 5G build-out as of the end of the second quarter, we have coverage of around 200 million POPs. And so, we feel really good about that. And that's all before we're rolling out - we start our C-Band deployment later on this year with most of the deployment happening in 2022 and 2023. “ - Pascal Desroches, CFO AT&T – August 2021 Source: Cowen and Company Wireless carriers are increasing 4G capacity and augmenting 4G with new 5G technologies creating growth opportunities in the near to intermediate term Hundreds of thousands of small cells will need to be deployed in the next few years to meet growing demands Emerging wireless technologies driving significant wireline deployments Wireline deployments are the foundational element of what is expected to be a decades long deployment of fully converged wireless/wireline networks that will enable high bandwidth, low latency 5G applications ” Wireless construction activity in support of newly available spectrum beginning and expected to increase next year

Local Credibility, National Capability Nationwide footprint with more than 40 operating subsidiaries and 14,900+ employees Operating Subsidiaries 11

11Durable Customer Relationships

12Anchored by Long-Term Agreements Dycom is party to hundreds of MSA’s and other agreements with customers that extend for periods of one or more years Generally multiple agreements maintained with each customer Master Service Agreements (MSA’s) are multi-year, multi-million dollar arrangements covering thousands of individual work orders generally with exclusive requirements; majority of contracts are based on units of delivery Backlog at $5.896 billion as of Q3 2022 Q3 2022 Revenue by Contract Type Backlog2

1310+ Years of Robust Cash Flow Generation Fiscal 2011 – Fiscal 2021 Robust cash flow generation and prudent capital allocation provide strong foundation for returns Strong operating cash flow of $1.684 billion over 10+ years Prudent approach to capital allocation: $540 million invested in share repurchases $618 million invested in business acquisitions $1,053 million in cap-ex, net of disposals

15Capital Allocated to Maximize Returns Focus on organic growth opportunities through strategic capital investments in the business Dycom is committed to maximizing long term returns through prudent capital allocation Repurchased 25.8 million shares for approximately $808 million from fiscal 2006 through October 30, 2021 (Q3 2022) $100 million authorization available for share repurchases through August 2022 Invest in Organic Growth Shares Repurchases Pursue Complementary Acquisitions Selectively acquire businesses that further strengthen our customer relationships, geographic scope, and technical service offerings

15 FINANCIAL UPDATE

16Annual Trends 1 1 Contract Revenues Non-GAAP Adjusted EBITDA

17Quarterly Trends

18Debt and Liquidity Overview 2021 Convertible Notes repaid in full at maturity in September 2021; notional net debt reduced by $60.0 million during Q3 2022 Solid liquidity of $314.7 million at Q3 2022 Sound credit metrics and no near term debt maturities Capital allocation prioritizes organic growth, followed by opportunistic share repurchases and M&A, within the context of the Company’s historical range of net leverage Debt maturity profile and liquidity provide financial flexibility $ Millions Q2 2022 Q3 2022 Debt Summary 4.50% Senior Notes, mature April 2029: $ 500.0 $ 500.0 Senior Credit Facility, matures April 2026:4 Term Loan Facility 350.0 350.0 Revolving Facility - - 0.75% Convertible Notes, matured September 2021: 58.3 - Total Notional Amount of Debt $ 908.3 $ 850.0 Less: Cash and Equivalents 261.9 263.7 Notional Net Debt 646.3 586.3 Liquidity5 $ 299.1 $ 314.7

19Cash Flow Overview Strong operating cash flow of $104.3 million in Q3 2022 Capital expenditures, net of disposals, for fiscal 2022 expected to range from $135 million to $150 million, an increase of $10 million to $25 million compared to the high end of $125 million in the prior outlook provided in Q2 2022 Total DSOs of 113 days improved 12 days sequentially in Q3 2022 as we made substantial progress on a large customer program 4 Qtrs Ended Q3 2022 Operating Cash Flow 4 Qtrs Ended Jan 20181 $ Millions Q3 2021 Q3 2022 Cash Flow Summary Operating cash flow $ 111.9 $ 104.3 Capital expenditures, net of disposals $ (3.5) $ (44.1) Repayments on Senior Credit Facility $ (120.6) $ - Extinguishment of 2021 Convertible Notes $ - $ (58.3) Other financing & investing activities, net $ 1.6 $ (0.2) Days Sales Oustanding ("DSO") Q2 2022 Q3 2022 Total DSO6 125 113

20 QUESTIONS AND ANSWERS

Contract revenues Increase modestly from Non-GAAP Organic Contract Revenues of $691.8 million for the quarter ended January 30, 2021 Non-GAAP Organic Contract Revenues for the quarter ended January 30, 2021 excluded $5.7 million in contract revenues from storm restoration services and $53.2 million for the additional week of operations as a result of the Company’s 52/53 week fiscal year Non-GAAP Adjusted EBITDA % of contract revenues In-line to modestly higher compared to Q4 2021 Interest expense $8.8 million Total Interest Expense Interest on the 2029 Notes, Term Loan, letters of credit, bank fees for revolving credit facility capacity, amortization of debt issuance costs and other interest Non-GAAP Adjusted Effective Income Tax Rate (as a % of Non-GAAP Adjusted Income before Taxes) Approximately 27.0% 21Outlook for Quarter Ending January 29, 2022 (Q4 2022) Supplemental Q4 2022 Outlook Information: Q4 2022 Outlook: This slide was used on November 23, 2021 in connection with the Company’s conference call for its fiscal 2022 third quarter results. This information is provided for your reference only and should not be interpreted as a reiteration of these projections by the Company at any time after the date originally provided. Reference is made to slide 2 titled “Important Information” with respect to these slides. The information and statements contained in this slide that are forward-looking are based on information that was available at the time the slide was initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on November 23, 2021.

Notes 22 1) Due to the change in the Company’s fiscal year end, the Company’s fiscal 2018 six month transition period consisted of Q1 2018 and Q2 2018. Amounts provided for the Four Quarters Ended January 27, 2018 represent the aggregate of Q3 2017, Q4 2017, Q1 2018, and Q2 2018 for comparative purposes to other twelve month periods presented. 2) The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12 month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company’s backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, GAAP results. Participants in the Company’s industry often disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 3) Organic growth (decline) % adjusted for revenues from acquired businesses, storm restoration services, and for the additional week of operations during the fourth quarter as a result of the Company’s 52/53 week fiscal year, when applicable. 4) As of both Q2 2022 and Q3 2022, the Company had $46.3 million of standby letters of credit outstanding under the Senior Credit Facility. 5) Liquidity represents the sum of the Company’s availability on its revolving facility as defined by the Company’s Senior Credit Facility and available cash and equivalents. 6) DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers.